                                                                   Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                       HARRIS TRUST COMPANY OF CALIFORNIA
               (Exact name of trustee as specified in its charter)

      California                                                94-0304530
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                     Identification No.)

                      601 South Figueroa Street, 49th Floor
                          Los Angeles, California 90017
                    (Address of principal executive offices)

              Esther Cervantes, Harris Trust Company of California
                      601 South Figueroa Street, 49th Floor
                          Los Angeles, California 90017
                                 (213) 239-0675
           (Name, address and telephone number for agent for service)

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                          WESTERN WIRELESS CORPORATION
               (Exact name of obligor as specified in its charter)

         Washington                                             91-1638901
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification No.)

                             2001 NW Sammamish Road
                           Issaquah, Washington 98027
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (206) 313-5200

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                   10.50 % SENIOR SUBORDINATED NOTES DUE 2007
                       (Title of the indenture securities)

                                     GENERAL

Item 1.       General Information.

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject.

                 State Banking Department            Federal Reserve Bank of San Francisco
                 111 Pine Street                     101 Market Street
                 Suite 1100                          San Francisco, California  94105
                 San Francisco, California 94104


     (b)       Whether it is authorized to exercise corporate trust powers.


              Yes.


Item 2.       Affiliations with Obligor.

              If the obligor is an affiliate of the Trustee, describe each affiliation.

              None.

Item 16.      List of Exhibits.

     Exhibit T-1A.    A copy of the articles of association of Trustee as
                      presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994.

                      Exhibit T-1A is incorporated herein by reference to S.E.C. File No. 33-54627 of the Registration Statement of FirstFed Financial Corp. Exhibit T-1A.

     Exhibit T-1B.    A copy of the certificate of authority of the
                      Trustee to commence business, if not contained in the articles of association: Certificate of Authorization to transact business.

                      Exhibit T-1B is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1B.

     Exhibit T-1C.    A copy of the authorization of the Trustee to
                      exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and (2) above.

                      Exhibit T-1C is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1C.

     Exhibit T-1D.    Copy of the existing bylaws of the Trustee or
                      instruments corresponding thereto: By-Laws of Harris Trust
                      Company of California as of April 27, 1995, as presently in effect.

                      Exhibit T-1D is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1D.

     Exhibit T-1E.    A copy of each indenture referred to in Item 4, if
                      obligor is in default.

                      Not Applicable.

     Exhibit T-1F.    The consents of United States institutional trustees
                      required by Section 321 of the Act.

                      Exhibit T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

     Exhibit T-1G.    A copy of the latest report of condition of the
                      Trustee published pursuant to law or the requirement of its supervising or examining authority: Statement of Condition provided to the Administrator of Local Agency
                      Security for the period ending June 30, 1996. (COPY
                      ATTACHED)

     Exhibit T-1H.    A copy of any order pursuant to which the foreign
                      trustee is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                      Not Applicable.

     Exhibit T-1I.    Foreign trustees are required to file a consent to
                      service of process on Forms F-X.

                      Not Applicable.
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                                   SIGNATURES


                      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to the signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on October 25, 1996.


                             HARRIS TRUST COMPANY OF
                             CALIFORNIA




                             By  /S/ ESTHER CERVANTES
                                ___________________________
                                     Esther Cervantes
                                 Assistant Vice President

          TRUST DEPARTMENT CALLED REPORT OF CONDITION (FIDUCIARY STATEMENT)

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Name of Institution
Harris Trust Company of California
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City                County                  State                   Zip
Los Angeles         Los Angeles             California              90017
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At the close of business on (date)      State Banking Department Number
June 30, 1996                           0642
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Name and title of person to whom        Area code & Telephone Number
 inquiries may be directed
Esther Cervantes                        (213) 239-0675
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
A. ASSETS                                                    MARKET VALUE
 1. Investments                                           Dollars in Thousands
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
    (a) U.S. Government & Agency Obligations ...........       622952   1(a)
    (b) State, County & Municipal Obligations ..........            0   1(b)
    (c) Other Obligations ..............................            0   1(c)
    (d) Stocks (Common and Preferred) ..................            0   1(d)
    (e) Mutual Funds ...................................        15897   1(e)
    (f) Real Estate ....................................            0   1(f)
    (g) Real Estate Loans ..............................            0   1(g)
    (h) All Other Loans ................................            0   1(h)
    (i) Miscellaneous ..................................        34707   1(i)
 2. Interest-bearing Deposits
    (a) Own Institution ................................            0   2(a)
    (b) Other Federally Insured
         Financial Institutions ........................            0   2(b)
 3. Noninterest-bearing Deposits
    (a) Own Institution ................................            0   3(a)
    (b) Other Federally Insured
         Financial Institutions ........................           30   3(b)
 4. TOTAL ASSETS .......................................       673586   4
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B. LIABILITIES
 5. Fiduciary Accounts
    (a) Court Trusts ...................................            0   5(a)
    (b) Personal Trusts ................................            0   5(b)
    (c) Employee Benefit Trusts ........................            0   5(c)
    (d) Collective Investment Funds ....................            0   5(d)
 6. SUBTOTAL (Items (a) through (d) ....................            0   6

 7. Local Agency Security Accounts .....................            0   7
 8. Corporate Accounts .................................        41336   8
 9. Agency, Safekeeping, Custodian, and
     Escrow Accounts ...................................       632246   9
10. TOTAL LIABILITIES ..................................       673586  10
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

C. Trust Businesses for Which Securities Are On Deposit with the State Treasurer

                                    MARKET VALUE              MARKET VALUE
                                    Court Trusts             Private Trusts
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
11. Trust Business ................          0                      0   11
12. Less Real Estate ..............          0                          12
13. Trust Business on Which
     Security is Required .........          0                      0   13
14. Amount of Security Required
     by Sections 1540 and 1541
     of the Financial Code ........        100                    100   14
15. Securities on Deposit with
     the State Treasurer ..........        124                    124   15
16. Excess or Deficiency ..........         24                     24   18
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D. Miscellaneous Information
17. Total Number of Discretionary Accounts .............            0  17
18. Overdrafts Security Accounts .....................            0  18
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
Certification
The undersigned,
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Name                                    Title
Steven Rothbloom                        Pres., Chrmn.,
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                                        and
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Name                                    Title
M. Valoise Douglas                      V.P. & G.M.
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of the above named bank, each declares, for himself along and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.
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Executed on                             at:
July 25, 1996                           Los Angeles, California
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Signature                               Signature
/s/  Steven Rothbloom                   /s/  M. Valoise Douglas
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

                      SCHEDULE OF OTHER ASSETS
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                      Description                                  Amount
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
Receivables ...................................................      656
Goodwill ......................................................      147
Other Intangibles .............................................      331
Deferred Taxes ................................................       35
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                                        Total (Same as Item 10)    1,169
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                  SCHEDULE OF OTHER LIABILITIES
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                      Description                                  Amount
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Payables ......................................................      301
Accrued Expenses ..............................................      375
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                                        Total (Same as Item 14)      676
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